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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported)    April 4, 2001
                                                           -------------


                     ROCHESTER GAS AND ELECTRIC CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          New York                     1-672                 16-0612110
(State or Other Jurisdiction  (Commission File Number)     (IRS Employer
     of Incorporation)                                  Identification No.)

                                 89 East Avenue
                              Rochester, NY 14649
                    (Address of Principal Executive Offices
                              including zip code)

                                 (716) 546-2700
                         (Registrant's telephone number
                              including area code)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

            No.  Description
            ---  -----------

            1-1 Underwriting Agreement, dated April 3, 2001, between Rochester Gas and Electric Corporation and Morgan Stanley & Co. Incorporated on behalf of itself and as representative of the underwriters named therein.

            4-1 Supplemental Indenture, dated as of April 1, 2001, between Rochester Gas and Electric Corporation and Bankers Trust Company, as trustee.

            12   Computation of ratio of earnings to fixed charges.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Rochester Gas and Electric Corporation
                                                  (Registrant)


Date: April 4, 2001                 By: /s/ William J. Reddy
                                       ----------------------------
                                            William J. Reddy,
                                       Vice President and Controller
                                               (Signature)